Current financial assets	6 Months Ended
Jun. 30, 2019
Current financial assets
Current financial assets

5. Current financial assets

On June 30, 2019, the current financial assets amounted to €776.5 million, compared to €283.5 million on December 31, 2018. These current financial assets relate to:

•

Financial instruments in the form of money market funds with a recommended investment horizon of six months. These funds are highly liquid investments and can be readily converted into a known amount of cash, but because of their historical volatility these funds cannot be classified as cash and cash equivalents. Amounts recorded are measured at fair value.

•	USD term accounts with an original maturity of six months.

Please also refer to note 16 for more information on the financial instruments.